Twin Oak Strategic Solutions ETF
Schedule of Investments
May 31, 2026 (Unaudited)

COMMON STOCKS - 73.3%	Shares		Value
All Other Business Support Services - 4.6%
Live Nation Entertainment, Inc. (a)	37,921		$ 6,386,276
Visa, Inc. - Class A	1,734		565,908
			6,952,184

All Other Industrial Machinery Manufacturing - 10.2%
ASML Holding NV	9,680		15,611,517

All Other Miscellaneous Retailers - 5.5%
Amazon.com, Inc. (a)	30,986		8,386,051

Biotech & Pharmaceutical - 2.0%
VeraDermics, Inc. (a)	30,000		3,027,300

Commercial and Service Industry Machinery Manufacturing - 9.7%
Coherent Corp. (a)	40,921		14,791,714

Computing Infrastructure Providers, Data Processing, Web Hosting, and Related Services - 0.7%
Core Scientific, Inc. (a)	40,000		1,074,000

Flavoring Syrup and Concentrate Manufacturing - 3.3%
Coca-Cola Co.	64,224		5,074,338

Line-Haul Railroads - 5.7%
Union Pacific Corp.	33,054		8,681,303

Other Electric Power Generation - 5.3%
Constellation Energy Corp.	28,218		8,119,729

Plumbing, Heating, and Air-Conditioning Contractors - 4.8%
IREN Ltd. (a)	115,000		7,307,100

Semiconductor and Related Device Manufacturing - 21.5%
Lam Research Corp.	17,294		5,502,605
NVIDIA Corp.	67,918		14,340,207
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	31,070		13,001,241
			32,844,053
TOTAL COMMON STOCKS (Cost $72,185,385)			111,869,289

EXCHANGE TRADED FUNDS - 20.1%	Shares		Value
Avantis International Small Cap Value ETF	80,118		8,830,606
Cambria Global EW ETF	66,142		3,641,243
Dimensional International Small Cap Value ETF	310,166		13,237,885
WisdomTree Japan SmallCap Dividend Fund	46,921		5,024,300
TOTAL EXCHANGE TRADED FUNDS (Cost $25,188,918)			30,734,034

TOTAL INVESTMENTS - 93.4% (Cost $97,374,303)			142,603,323
Other Assets in Excess of Liabilities - 6.6%		0.06619	10,108,062
TOTAL NET ASSETS - 100.0%			$ 152,711,385
Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a)	Non-income producing security.

Summary of Fair Value Disclosure as of May 31, 2026 (Unaudited)

Twin Oak Strategic Solutions ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$ 111,869,289	$ –	$ –	$ 111,869,289
Exchange Traded Funds	30,734,034	–	–	30,734,034
Total Investments	$ 142,603,323	$ –	$ –	$ 142,603,323

Refer to the Schedule of Investments for further disaggregation of investment categories.